Exhibit 99.1

CHIQUITA AND FYFFES ANNOUNCE REVISED TRANSACTION AGREEMENT

Chiquita Shareholders’ Ownership of Combined Company Increases from 50.7% to 59.6%

Intend to Adjourn Shareholder Meetings to Later Part of October

Chiquita Board Reaffirms Recommendation that its Shareholders Vote for Fyffes Transaction

Transaction Offers High Completion Certainty and Expedited Timetable

CHARLOTTE, NC and DUBLIN, Ireland – September 26, 2014 – Chiquita Brands International, Inc. (NYSE: CQB) (“Chiquita”) and Fyffes plc (ESM: FFY ID: AIM: FFY LN) (“Fyffes”) today announced that the Boards of Directors of both companies have unanimously approved a revised agreement for the proposed combination of Chiquita and Fyffes (the “Combination”).

Under the terms of the amended agreement, Fyffes shareholders will now receive 0.1113 ChiquitaFyffes shares for each Fyffes share they hold and Chiquita shareholders will receive one ChiquitaFyffes share for each Chiquita share that they hold upon completion of the Combination. At that time, Chiquita shareholders are expected to own approximately 59.6% of ChiquitaFyffes, an increase from 50.7% under the previous agreement, and Fyffes shareholders are now expected to own approximately 40.4% of ChiquitaFyffes, on a fully diluted basis.

The companies have also agreed to increase the termination fee payable to Fyffes from 1% to a more customary 3.5% of the total value of the issued share capital of Chiquita should the Combination be terminated under certain specified circumstances as detailed in the amended agreement. In addition, under the revised agreement, Fyffes will also have the right to terminate the Transaction Agreement if Chiquita shareholder approval is not obtained on or prior to October 24, 2014. In such event, Fyffes may be entitled to a termination fee if Chiquita enters into another transaction within nine months.

“We are pleased with the increased value that these enhanced terms for Chiquita bring to our shareholders,” said Ed Lonergan, Chiquita’s Chief Executive Officer. “The Fyffes transaction is a natural strategic partnership that brings together two complementary companies to create a combined company that is better positioned to succeed in a highly competitive marketplace, while driving strong performance and value for shareholders as well as immediate benefits for customers and consumers worldwide.”

Chiquita’s Board has, subject to the existing terms of its agreement with Fyffes, reaffirmed its recommendation that Chiquita shareholders vote for the Fyffes transaction and the other related resolutions.

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“The combination of Chiquita and Fyffes is strategic and compelling, creating the #1 banana company globally, with synergies that can only be achieved by these companies coming together,” said David McCann, Fyffes Executive Chairman. “This revised binding agreement, along with the additional synergies recently announced, reinforces our conviction that the Combination is the value-maximizing opportunity for both companies’ shareholders.”

Having taken into account the relevant factors and applicable risks, the Fyffes Board of Directors, which has been so advised by Lazard & Co., Limited (“Lazard”) for the purposes of Rule 3 of the Irish Takeover Rules, unanimously considers the revised terms of the Combination to be fair and reasonable. Consequently, the Fyffes Board of Directors unanimously recommends to Fyffes shareholders that they vote in favor of the revised Scheme (assuming that the Irish High Court approves the revision to the Scheme) at the Court Meeting and the resolutions proposed at the EGM. In providing its advice, Lazard has taken into account the commercial assessments of Fyffes Board of Directors. Fyffes shareholders holding shares representing an aggregate of 25.6 % of Fyffes outstanding share capital have also reaffirmed their commitments to vote in favor of the Combination.

In all other respects, and except as further described in this press release, the Combination and the Scheme will be subject to the Conditions and on the same terms as set out in the proxy statement/prospectus/scheme circular dated August 6, 2014 as mailed by Chiquita and Fyffes to their respective shareholders.

In order to ensure that Chiquita and Fyffes shareholders have the necessary information to make a fully informed decision, the upcoming Special Meeting of Chiquita shareholders, presently scheduled for October 3, 2014, will be adjourned until October 24, 2014. In addition, Fyffes proposes to seek adjournments of the Court Meeting and EGM convened for October 3, 2014 and, subject to any direction of the Irish High Court, to reconvene such meetings on October 28, 2014. In light of the amendment, Chiquita and Fyffes will be mailing additional materials regarding the Combination to their respective shareholders in the near future. These materials will include materials prepared in compliance with Rules 2.5, 24, 25 and 27 of the Irish Takeover Panel Rules. An application will also be made to the Irish High Court in order to seek its approval to amend the terms of Scheme for the purpose of incorporating the revised exchange ratio in the Scheme.

The Scheme remains subject to approval by Fyffes shareholders, and the sanction of the High Court of Ireland and the merger remains subject to approval by Chiquita shareholders. The transaction is also subject to the satisfaction of customary closing conditions and regulatory approvals, including merger clearance in Europe. As disclosed on September 16, 2014, Chiquita and Fyffes are in discussions with the European Commission regarding possible limited commitments with a view to obtaining clearance of their previously-announced merger transaction by the Commission in its initial Phase I review period. While there can be no assurances, Chiquita and Fyffes remain of the view that there is a good prospect that their proposed transaction can be cleared by the European Commission during its Phase I review to be completed by October 3, 2014.

As previously announced on March 10, 2014, Chiquita and Fyffes entered into a definitive agreement under which Chiquita will combine with Fyffes, in a stock-for-stock transaction. On August 27, 2014, the companies announced updated anticipated annualized pre-tax cost synergies for the Combination and now expect to achieve a total of at least $60 million in annualized pre-tax cost synergies by the end of 2016.1

1 There are various material assumptions underlying the synergies estimate which may result in the synergies being materially greater or less than estimated. The estimates should therefore be read in conjunction with the statement of bases and assumptions for these synergy numbers which are set out in Appendix A of the announcement issued by Chiquita and Fyffes on August 27, 2014. The synergy and earnings enhancement statements in this press release should not be construed as a profit forecast or interpreted to mean that the earnings of ChiquitaFyffes in 2015, or in any subsequent period, would necessarily match or be greater than or be less than those of Chiquita and/or Fyffes for the relevant financial period or any other period.

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On September 8, 2014, Chiquita announced that Fyffes had granted Chiquita a waiver that permits Chiquita to engage in discussions with the Cutrale Group and the Safra Group (“Cutrale / Safra”). Subsequently, on September 10, 2014, Chiquita announced a confidentiality agreement with Cutrale / Safra allowing the group to complete its due diligence and present a definitive offer for Chiquita's consideration. Chiquita and Cutrale / Safra remain engaged in discussions and should a revised proposal be received, Chiquita will update shareholders accordingly. There can be no assurances that a definitive offer will be forthcoming nor as to the timing of any such offer.

Advisors

Goldman Sachs is acting as lead financial adviser to Chiquita. Lazard is acting as lead financial adviser to Fyffes. Skadden, Arps, Slate, Meagher & Flom LLP, McCann FitzGerald and Taft Stettinius & Hollister LLP are acting as legal counsel to Chiquita and Simpson Thacher & Bartlett LLP and Arthur Cox are acting as legal counsel to Fyffes. King & Wood Mallesons S J Berwin is acting as antitrust adviser to Fyffes and Kirkland & Ellis LLP and Freshfields Bruckhaus Deringer LLP are acting as antitrust adviser to Chiquita. Davy and Davy Corporate Finance are acting as corporate broker to Fyffes.

About Chiquita

Chiquita is a leading international marketer and distributor of nutritious, high-quality fresh and value-added food products - from energy-rich bananas, blends of convenient green salads, other fruits to healthy snacking products. It is headquartered in Charlotte, North Carolina, USA. The company markets its products under the Chiquita® and Fresh Express® brands and other related trademarks. With annual revenues of in excess of $3 billion, Chiquita employs approximately 20,000 people and has operations in nearly 70 countries worldwide. For more information, visit Chiquita’s web site at www.Chiquita.com.

About Fyffes

Fyffes is a leading international importer and distributor of tropical produce. It is headquartered in Dublin, Ireland and has operations in Europe, the U.S., Central and South America and has begun operations in Asia. Fyffes activities include the production, procurement, shipping, ripening, distribution and marketing of bananas, pineapples and melons. It markets its produce under a variety of trademarks including the Fyffes® and Sol® brands and employs over 12,000 people worldwide.

About ChiquitaFyffes

ChiquitaFyffes is currently a private limited company incorporated in Ireland under the name ChiquitaFyffes Limited that was formed solely for the purpose of implementing the Combination. Prior to the effective date of the Combination, ChiquitaFyffes will be re-registered, pursuant to the Companies Acts, as a public limited company. To date, ChiquitaFyffes has not conducted any activities other than those incidental to its formation and the execution of the Transaction Agreement.

On the consummation of the scheme transaction (a) Fyffes will become a wholly owned subsidiary of ChiquitaFyffes and (b) Chicago Merger Sub Inc. (“MergerSub”), a wholly owned indirect subsidiary of ChiquitaFyffes, will merge with and into Chiquita, with the result that the separate corporate existence of MergerSub will cease and Chiquita will continue as the surviving corporation. At the effective time of the merger, all Chiquita common shares will be cancelled and will automatically be converted into the right to receive ChiquitaFyffes shares on a one-for-one basis.

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Contacts for Chiquita

Investors	Steve Himes Tel: +1 980-636-5636 Email: shimes@chiquita.com

Media	Ed Loyd Tel: +1 980-636-5145 Email: eloyd@chiquita.com Kelly Sullivan, Averell Withers or Joe Berg Joele Frank, Wilkinson Brimmer Katcher Tel: +1 212-355-4449

Contacts for Fyffes

Investors	Seamus Keenan Tel: + 353 1 887 2700 Email: skeenan@fyffes.com

Media	Brian Bell Wilson Hartnell PR Tel: +353 1 669 0030 Email: brian.bell@ogilvy.com Tripp Kyle or Blake Sonnenshein Brunswick Group Tel: +1 212-333-3810

The directors of Chiquita accept responsibility for the information contained in this announcement other than that relating to Fyffes and the Fyffes Group and the directors of Fyffes and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Chiquita (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Fyffes accept responsibility for the information contained in this announcement relating to Fyffes and the Fyffes Group and the directors of Fyffes and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Fyffes (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Important Additional Information Has Been Filed and Will Be Filed with the SEC

ChiquitaFyffes has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a Proxy Statement that also constitutes a Prospectus of ChiquitaFyffes. The registration statement was declared effective by the SEC on July 25, 2014. The Form S-4 also includes the Scheme Circular and Explanatory Statement required to be sent to Fyffes shareholders for the purpose of seeking their approval of the combination. Each of Chiquita and Fyffes has completed mailing to their respective shareholders the definitive Proxy Statement/Prospectus/Scheme Circular in connection with the proposed combination of Chiquita and Fyffes and related transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR (INCLUDING THE SCHEME EXPLANATORY STATEMENT) AND OTHER RELEVANT DOCUMENTS (INCLUDING A SUPPLEMENT TO THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR DESCRIBING THE REVISED TERMS) FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHIQUITA, FYFFES, CHIQUITAFYFFES, THE COMBINATION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed with the SEC by ChiquitaFyffes, Chiquita and Fyffes through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed by Chiquita, Fyffes and ChiquitaFyffes with the SEC by contacting Chiquita Investor Relations at: Chiquita Brands International, Inc., c/o Corporate Secretary, 550 South Caldwell Street, Charlotte, North Carolina 28202 or by calling (980) 636-5000, or by contacting Fyffes Investor Relations at c/o Seamus Keenan, Company Secretary, Fyffes, 29 North Anne Street, Dublin 7, Ireland or by calling + 353 1 887 2700.

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Participants in the Solicitation

Chiquita, Fyffes, ChiquitaFyffes and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the combination. Information about the directors and executive officers of Fyffes is set forth in its Annual Report for the year ended December 31, 2013, which was published on April 11, 2014 and is available on the Fyffes website at www.fyffes.com. Information about the directors and executive officers of Chiquita is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 4, 2014 and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 11, 2014. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive Proxy Statement/Prospectus/Scheme Circular described above and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This press release and related announcement contain certain statements that are "forward-looking statements." These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chiquita and Fyffes, including: the customary risks experienced by global food companies, such as prices for commodity and other inputs, currency exchange fluctuations, industry and competitive conditions (all of which may be more unpredictable in light of continuing uncertainty in the global economic environment), government regulations, food safety issues and product recalls affecting Chiquita and/or Fyffes or the industry, labor relations, taxes, political instability and terrorism; unusual weather events, conditions or crop risks; continued ability of Chiquita and Fyffes to access the capital and credit markets on commercially reasonable terms and comply with the terms of their debt instruments; access to and cost of financing; and the outcome of pending litigation and governmental investigations involving Chiquita and/or Fyffes, as well as the legal fees and other costs incurred in connection with these items. Readers are cautioned that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Forward-looking statements relating to the combination involving Fyffes and Chiquita include, but are not limited to: statements about the benefits of the combination, including expected synergies and future financial and operating results; Fyffes and Chiquita's plans, objectives, expectations and intentions; the expected timing of completion of the combination; and other statements relating to the combination that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements.

With respect to the combination, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite Fyffes and Chiquita shareholder approvals; the risk that Fyffes or Chiquita may be unable to obtain governmental and regulatory approvals required for the combination, or required governmental and regulatory approvals may delay the combination or result in the imposition of conditions that could reduce the anticipated benefits from the combination or cause the parties to abandon the combination; the risk that a condition to closing of the combination may not be satisfied; the length of time necessary to consummate the combination; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the combination may not be fully realized or may take longer to realize than expected; disruption arising as consequence of the combination making it more difficult to maintain existing relationships or establish new relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the ability of the combined company to retain and hire key personnel; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect.

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These risks, as well as other risks associated with the combination, are more fully discussed in the Proxy Statement/Prospectus/Scheme Circular that is included in the Registration Statement on Form S-4 that was filed with the SEC in connection with the combination and are contained in the definitive Proxy Statement/Prospectus/Scheme Circular mailed to shareholders. Additional risks and uncertainties are identified and discussed in Chiquita's reports filed with the SEC and available at the SEC's website at www.sec.gov and in Fyffes reports filed with the Registrar of companies available at Fyffes website at www.fyffes.com. Forward-looking statements included in this document speak only as of the date of this document. Neither Chiquita nor Fyffes undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this communication.

No Profit Forecast / Asset Valuations

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Chiquita, or Fyffes or ChiquitaFyffes, as appropriate. No statement in this announcement constitutes an asset valuation.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Fyffes or Chiquita, all “dealings” in any “relevant securities” of Fyffes or Chiquita (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 p.m. (Irish time) on the “business day” following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the “offer period” otherwise ends. If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Fyffes or Chiquita, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules. Under the provisions of Rule 8.1 of the Irish Takeover Rules, all “dealings” in “relevant securities” of Fyffes by Chiquita or “relevant securities” of Chiquita by Fyffes, or by any person “acting in concert” with either of them must also be disclosed by no later than 12 noon (Irish time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie. “Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020; fax number +353 1 678 9289.

General

The release, publication or distribution of this announcement in or into certain jurisdictions may restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Combination are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the Combination disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the Combination should be made only on the basis of the information contained in the Scheme Circular or any document by which the Combination and the Scheme are made. Chiquita shareholders and Fyffes shareholders are advised to read carefully the formal documentation which has been posted to them in relation to the Combination.

Lazard & Co. Limited (“Lazard”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial adviser to Fyffes and no one else in connection with the matters described in this document, and will not be responsible for anyone other than Fyffes for providing the protections afforded to clients of Lazard nor for providing advice in relation to the matters referred to in this document. Neither Lazard nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Lazard in connection with this document, any statement contained herein or otherwise.

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Davy and Davy Corporate Finance each of which is regulated in Ireland by the Central Bank of Ireland, are acting for Fyffes and no one else in relation to the matters referred to herein. In connection with such matters, Davy and Davy Corporate Finance, their affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Fyffes for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

There has been no material change in the information previously published by Fyffes or Chiquita in connection with the combination contained in the Form S-4, as previously mailed to Fyffes shareholders, save as disclosed: (a) in the announcement by Fyffes dated August 27, 2014 of Fyffes results for the six month financial period ending June 30, 2014; (b) in the announcement by Chiquita and Fyffes dated August 27, 2014 entitled “Chiquita and Fyffes Provide Updated Synergy Estimates Related To Proposed Combination; (c) in the announcement by Chiquita and Fyffes dated August 27, 2014 entitled “Chiquita Mails Letter To Shareholders”; (d) in the modification of the Scheme of Arrangement as approved by the Irish High Court on September 1, 2014; (e) in Chiquita’s presentations filed with the US Securities and Exchange Commission (“SEC”) on August 27, 2014 and September 2, 2014; (f) in Chiquita’s letter to its shareholders dated September 2, 2014; (g) in the investor presentation filed by Fyffes with the SEC on September 2, 2014; (h) in the investor presentation filed by Fyffes with the SEC on September 17, 2014; (i) as respects interests in relevant securities held, and dealings in Chiquita and Fyffes relevant securities, by parties acting in concert with Chiquita or Fyffes, as has been disclosed in accordance with the Irish Takeover Rules; and (j) in this announcement and pursuant to the Supplemental Transaction Agreement dated September 25, 2014 and the Supplemental Expenses Reimbursement Agreement dated September 25, 2014 each as described in this announcement.

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